Exhibit 99.1

MESA, Ariz., March 1, 2024 (GLOBE NEWSWIRE) -- ElectraMeccanica (NASDAQ: SOLO) (“ElectraMeccanica”), a designer and assembler of electric vehicles, announced today that founder and former board member Jerry Kroll has agreed to vote in favor of the ElectraMeccanica’s proposed combination with Xos, Inc. (NASDAQ: XOS) (“Xos”), a leading electric truck manufacturer and fleet electrification services provider, at the upcoming special meeting of ElectraMeccanica shareholders on Wednesday, March 20th.

“My goal was always to be involved with a company that could play a meaningful role in putting the last gas station out of business. I believe combining ElectraMeccanica with Xos will create an entity that contributes to doing just that,” said Kroll. He continued, “Zero-emission commercial vehicles are a smart application of EV technology. There is clear market demand, and the ownership economics make solid business sense for fleet operators. Ultimately, I’m voting my shares in support of a transaction that I believe will not only create economic value but also fulfill a mission that I remain passionately committed to.”

ElectraMeccanica CEO, Susan E. Docherty, commented “Jerry’s support speaks to the strong potential of our proposed combination with Xos. As both a founder with a clear vision and a significant shareholder, Jerry shares our belief that a transaction with Xos represents an opportunity to participate in Xos’ anticipated future growth. Xos’ commercial vehicles are in the hands of some of the nation’s largest fleets. Xos provides a great product that its customers love, and we are excited about what lies ahead as the company scales to meet demand from commercial fleet operators.”

Additional information about the proposed combination, including information about how shareholders may vote, can be found at: ir.emvauto.com.

Shareholders who have questions or need assistance with voting their shares should contact ElectraMeccanica’s proxy solicitation agents:

Canada: Laurel Hill Advisory Group - 1-877-452-7184 or assistance@laurelhill.com

United States: Mackenzie Partners - 1-800-322-2885 or proxy@mackenziepartners.com

About ElectraMeccanica

ElectraMeccanica (NASDAQ: SOLO) is a designer and assembler of environmentally efficient electric vehicles that will enhance the urban driving experience, including commuting, delivery and shared mobility.

Additional Information and Where to Find It

Xos and ElectraMeccanica have mailed a joint proxy statement/management information circular (the “Joint Proxy Statement/Circular”) and a proxy card to Xos’ stockholders and ElectraMeccanica’s shareholders as of the record date established for voting on the matters related to the proposed transaction (the “Arrangement”) and any other matters to be voted on at the special meetings of Xos’ stockholders and ElectraMeccanica’s shareholders, respectively. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/CIRCULAR (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AS APPLICABLE, AND ANY OTHER DOCUMENTS THAT XOS AND ELECTRAMECCANICA WILL FILE WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE "SEC") IN CONNECTION WITH THE PROPOSED TRANSACTION, OR INCORPORATE BY REFERENCE IN THE JOINT PROXY STATEMENT/CIRCULAR AND MANAGEMENT INFORMATION CIRCULARS, AS APPLICABLE, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain free copies of the joint preliminary and definitive proxy statements and management information circulars (including any amendments or supplements thereto) and any other relevant documents filed by Xos and ElectraMeccanica with the SEC in connection with the proposed transaction (when they become available) on the SEC’s website at www.sec.gov, on the Canadian System for Electronic Document Analysis and Retrieval+ website at https://www.sedarplus.ca/, on Xos’ website at www.xostrucks.com, by contacting Xos’ investor relations via email at investors@xostrucks.com, on ElectraMeccanica’s website at https://ir.emvauto.com, or by contacting ElectraMeccanica’s Investor Relations via email at IR@emvauto.com, as applicable.

Non-Solicitation

This communication will not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Safe Harbor Statement

This press release includes “forward-looking statements” within the meaning of U.S. federal securities laws and applicable Canadian securities laws. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words or expressions such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “may,” “will,” “projects,” “could,” “should,” “would,” “seek,” “forecast,” or other similar expressions. Forward-looking statements represent current judgments about possible future events, including, but not limited to statements regarding expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs relating to the proposed transaction between ElectraMeccanica and Xos, such as statements regarding the combined operations and prospects of ElectraMeccanica and Xos, the current and projected market, growth opportunities and synergies for the combined company, and the timing and completion of the proposed transaction, including the satisfaction or waiver of all the required conditions thereto. These forward-looking statements are based upon the current beliefs and expectations of the management of ElectraMeccanica and are subject to known and unknown risks and uncertainties. Factors that could cause actual events to differ include, but are not limited to:

●	ElectraMeccanica’s ability to maintain its net cash balance prior to the effective time of the Arrangement;
●	the ability of the combined company to further penetrate the U.S. market;
●	the total addressable market of Xos’ business;
●	general economic conditions in the markets where Xos operates;
●	the expected timing of any regulatory approvals relating to the proposed transaction, the businesses of ElectraMeccanica and Xos and of the combined company and product launches of such businesses and companies;
●	non-performance of third-party vendors and contractors;
●	risks related to the combined company’s ability to successfully sell its products and the market reception to and performance of its products;
●	ElectraMeccanica’s, Xos’, and the combined company’s compliance with, and changes to, applicable laws and regulations;
●	ElectraMeccanica’s, Xos’, and the combined company’s limited operating history;
●	the combined company’s ability to manage growth;
●	the combined company’s ability to obtain additional financing;
●	the combined company’s ability to expand product offerings;
●	the combined company’s ability to compete with others in its industry;
●	the combined company’s ability to protect its intellectual property;
●	ElectraMeccanica’s, Xos’, and the combined company’s ability to defend against legal proceedings;
●	the combined company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors;

●	the combined company’s ability to achieve the expected benefits from the proposed transaction within the expected time frames or at all;
●	the incurrence of unexpected costs, liabilities or delays relating to the proposed transaction;
●	the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including with respect to the approval of Xos’ stockholders and ElectraMeccanica’s shareholders;
●	the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the definitive arrangement agreement;
●	the effect of the announcement or pendency of the transaction on the combined company’s business relationships, operating results and business generally; and
●	other economic, business, competitive, and regulatory factors affecting the businesses of the companies generally, including but not limited to those set forth in ElectraMeccanica’s filings with the SEC, including in the “Risk Factors” section of ElectraMeccanica’s Annual Report on Form 10-K filed with the SEC on April 17, 2023, ElectraMeccanica’s Quarterly Report on Form 10-Q filed with the SEC on November 3, 2023 and any subsequent SEC filings, and those set forth in Xos’ filings with the SEC, including in the “Risk Factors” section of Xos’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 and any subsequent SEC filings. These documents with respect to ElectraMeccanica can be accessed on ElectraMeccanica’s website at https://ir.emvauto.com/filings/sec-filings/default.aspx and these documents with respect to Xos can be accessed on Xos’ web page at https://www.xostrucks.com/investor-overview/ by clicking on the link “SEC Filings.”

Readers are cautioned not to place undue reliance on forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of ElectraMeccanica, Xos or the combined company. Forward-looking statements speak only as of the date they are made, and ElectraMeccanica undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where expressly required to do so by law.

Contacts

Investors and Media:

ElectraMeccanica Contact:
John Franklin
ir@emvauto.com